EXHIBIT 99.1

Stephens, Inc. Spring Investment Conference - June 7, 2007

Forward Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the "Statement Regarding Forward- Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission.

Operating Strategy Fidelity National Title Group Continue to be one of the nation's largest title insurance companies Remain the most profitable title insurance company through superior execution Utilize significant cash flow to pay our cash dividend ($1.20 annually/4.5% yield) Specialty Insurance Grow and expand our book in all three areas (flood, personal lines and home warranty) Continue to improve margins, particularly in personal lines, through strict underwriting and strong cost controls

Operating Strategy Sedgwick CMS Produce double digit organic revenue growth Seek out attractive acquisition opportunities Monetize the value of this asset for our shareholders Value Creation Opportunities Seek recurring revenue and earnings acquisition opportunities, such as Ceridian Maximize the value of current assets Cascade Timberlands Fidelity National Special Opportunities Cyberhomes

Ceridian Acquisition FNF and THL Partners have signed a definitive merger agreement to jointly acquire Ceridian Corporation ("Ceridian") for $36 per common share in cash Ceridian is a leading provider of human resources, transportation and retail information management services in the U. S., Canada and Europe Human Resource Solutions (HRS) offers a broad range of human resources outsourcing solutions, including payroll processing, tax filing, benefits administration, work-life and employee advisory programs and other human resource related services Comdata is a major payment processor and issuer of credit cards, debit cards and stored value cards, primarily for the trucking and retail industries Ceridian will become a minority-owned subsidiary of FNF

Ceridian Acquisition Ceridian provides FNF with: Leading market positions in large, growing markets Long-term and diversified customer relationships Recurring and predictable revenue Strong cash flow Significant margin expansion opportunity Opportunity to create significant long-term value for FNF shareholders Similar profile to Alltel Information Services, which we acquired in 2003 and used as the cornerstone in building Fidelity National Information Services, a nearly $10 billion market cap company

Fidelity National Title Group - Overview FNT is one of the nation's largest title insurance and escrow services companies Alamo Title Chicago Title Fidelity National Title Security Union Ticor Title

FNT - Title Insurance Market Share FNF Others Old Rep Stewart LandAm 1st Am East 29 8.3 5.7 11.4 18.2 27.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Fidelity National Title Group 29.0% Others 8.3% Old Republic 5.7% Stewart 11.4% LandAmerica 18.2% First American 27.4% CA - 32% mkt. share TX - 32% FL - 29% NY - 33% Source: Demotech Performance of Title Insurance Companies 2006 Edition

Title Industry Comparison - 2006 FNT First American LandAmerica Stewart Old Republic Title Revenue $5.9 billion $6.2 billion $3.6 billion $2.4 billion $1.0 billion Pre-tax Earnings $651 million $228 million $135 million $83 million $31 million Pre-tax Margin 11.0% 3.7% 3.8% 3.5% 3.1% Personnel & Other Costs/Direct Revenue 89.6% 96.4% 98.9% 102.5% 107.3% Orders Opened 2.7 million 2.5 million 1.1 million 741,600 345,300 Orders Closed 1.8 million 1.9 million 801,400 N/A 271,100

Title Industry Comparison - Q1 2007 FNT First American LandAmerica Stewart Old Republic Title Revenue $1.3 billion $1.4 billion $814 million $515 million $217 million Pre-tax Earnings $115 million $32 million $13 million ($8) million $700,000 Pre-tax Margin 9.2% 2.2% 1.6% (1.6)% .3% Personnel & Other Costs/Direct Revenue 92.4% 99.8% 102.7% 112.1% 113.8% Orders Opened 652,400 715,500 296,100 172,800 86,400 Orders Closed 390,400 458,900 188,400 N/A 60,900

1996 1997 1998 Nine Months East 0 -160 160 220 920 2.2% -1.6% ..3% 9.2% Old Republic Stewart First American FNT 1.6% Land America 1st Quarter 2007 FNT - Pre-Tax Margin Industry Comparison

Managing Through a Slowing Market Monitor operating metrics every week Open and closed order counts, headcount, efficiency metrics React quickly - utilize the "order lag" to our advantage Aggressively reduce headcount as metrics dictate No severance costs paid Sales commissions are purely a variable cost Heavily weighted to variable incentive compensation (bonus) for operational managers Resale transactions generate more revenue per transaction than refinance-average resale premium is twice that of a refinance premium

Managing Through a Slowing Market "Trough" earnings have typically come in periods of aggressive Fed rate hikes and corresponding significant increases in mortgage rates, like 1994 and 2000 In a trough, we believe our title business can generate at least a 10% pre-tax margin, including investment income, over a twelve-month period The Specialty Insurance segment would not be negatively affected by a slowing mortgage market and would continue to contribute growing earnings

FNT Pre-Tax Margin History *2000 results exclude $13.4 million in non-operating, non-recurring charges

Managing Through a Slowing Market Expense management is the key to preserving margins FNT FAF LFG STC ORI Personnel & Other Operating Expenses as a % of Direct Revenue - Q1 2007 92% 100% 103% 112% 114%

Flood Insurance $150 million - $200 million in annual revenue FNF issues and processes new policies, renewals and related flood claims We are one of the largest writers of flood insurance in the U.S. with approximately 655,000 policies in force at March 31, 2007 Policies concentrated in coastal and flood prone states, such as Florida, Louisiana and Texas Underwriting risk is assumed by the Federal Government through the National Flood Insurance Program Specialty Insurance - Overview

Flood Insurance Receive approximately $.30 for new and renewal policies and a 3.3% override for claims processing; seasonally strongest in spring/summer Recurring revenue stream, with more than a 90% annual renewal rate on existing policies; low double digit pre-tax margin Upside comes from processing significant flood insurance claims Specialty Insurance - Overview

Personal Lines Insurance $200 million in annual revenue Personal lines insurance, primarily homeowners insurance, sourced through leads from the FNT title insurance operations and an independent agent network Licensed in all 50 states; more than 217,000 policies in force at March 31, 2007 California represents 33% of in-force policies; top ten states comprise 80% of in-force policies Specialty Insurance - Overview

Personal Lines Insurance Internet based, start-up operation launched in 2000 Low cost structure and low acquisition costs Produced 12% revenue growth in the first quarter of 2007 Recurring revenue stream with loss ratio of approximately 65% and on-going combined ratio of 85% - 90% Specialty Insurance - Overview

Home Warranty Insurance $80 million in annual revenue One-year, renewable policy that covers major mechanical household systems and appliances (electric, central heating, interior plumbing, dishwasher, etc) Real estate agents usually direct business making it relationship driven like title insurance; sellers generally pay for policy (or real estate agents) Higher incidence, very low severity insurance business with 20% pre-tax margins Specialty Insurance - Overview

Industry leading provider of outsourced insurance claims management services to large corporate and public sector entities Designs, implements and manages innovative, outsourced third party administration (TPA) programs for workers' compensation claims management, liability claims management and disability claims management More than 1,200 clients under multi-year contracts in a wide range of industries, including 28 of the Fortune 100 and 86 of the Fortune 500 $640 million revenue base; primarily a recurring, cost plus revenue model 15%+ EBITDA margins Sedgwick - Overview

Cascade Timberlands LLC ("Cascade") FNF acquired a 70% interest in Cascade from March 2006 through May 2006 for approximately $90 million Cascade owns 292,000 acres of land on the eastern side of the Cascade Mountain range Bull Springs - 33,000 acres Gilchrist - 143,000 Embody - 26,000 Mazama - 90,000 Value Creation Opportunities

Cascade Timberlands LLC ("Cascade") Strategy Bull Springs - Seeking entitlements for a 5,000 acre resort overlay Gilchrist - Resort plan completed for Crescent Creek property and we are evaluating opportunities Inventory of 600 million board feet; harvesting 23 million board feet in 2007 which will generate $9 million in revenue Sell non-strategic portions of each property Value Creation Opportunities

Fidelity National Special Opportunities Newly formed group that seeks to purchase control positions in securities of distressed companies at a significant discount to the underlying fundamental long-term value of the enterprise Our strategy dictates that the securities are then converted into equity of a newly reorganized, de-leveraged balance sheet, with FNF realizing long-term value as an equity holder Two experienced distressed debt executives were hired to implement the strategy; $80 million has been invested to date Our first investment was sold at a gain of $2 million, or more than 70% IRR Value Creation Opportunities

Cyberhomes FNF owns 61% of Fidelity National Real Estate Solutions ("FNRES"), a provider of real estate content, products and services to consumers, lenders and other real estate industry participants Its most significant opportunity is Cyberhomes, a newly created real estate portal that generates leads by offering home valuation tools to consumers Co-branding agreement with the Wall Street Journal - Cyberhomes is the valuation tool utilized by realestatejournal.com Significant advertisers have been signed for the site Recently acquired Go Apply, a provider of on-line mortgage loan leads to lenders and brokers that will generate further consumer traffic to Cyberhomes Value Creation Opportunities

FNF Financial Overview 1st Quarter 2007 Full Year 2006 Total Revenue $1.37 billion $6.33 billion Net Earnings $83.4 million $431.4 million EPS $0.37 $1.94

FNF Cash and Investment Portfolio Cash and investment portfolio $4.5 billion Less: Restrictions Statutory reserves $1.4 billion Secured trust deposits $0.8 billion Other liquidity restrictions $0.5 billion Total restrictions $2.7 billion Net cash and investment portfolio $1.8 billion Cash and investments - regulated $1.55 billion Cash and investments - unregulated $222 million March 31, 2007

FNF pays a $1.20 per share annual cash dividend, an annual yield of 4.5%+ As we have historically, we intend to increase the dividend over time FNF has a three-year, 25 million share repurchase authorization, equal to nearly 12% of the outstanding shares - currently buying back shares consistently in the open market Other significant uses of cash could include further acquisitions Uses of Cash

Creating Shareholder Value 5 Year 10 Year YTD FNF 0.32 0.27 0.17 S&P 500 0.19 0.19 0.08 Stock Performance FNF S&P 32% 19% 27% 19% 17% 8%